PROVIDENCE AND WORCESTER RAILROAD COMPANY

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

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          pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party

4)   Date Filed:

                    PROVIDENCE AND WORCESTER RAILROAD COMPANY

                                75 Hammond Street

                         Worcester, Massachusetts 01610

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 April 29, 2009


       PLEASE TAKE NOTICE that the 2009 annual meeting of the shareholders of Providence and Worcester Railroad Company (the "Company") will be held at the Crowne Plaza, 10 Lincoln Square, Worcester, Massachusetts, on Wednesday, April 29, 2009 at 10:00 o'clock A.M., local time, for the following purposes:

       (1) To elect four directors (by the holders of Common Stock only) and six directors (by the holders of Preferred Stock only) to serve for terms of one year and until their successors are elected and qualified; and

       (2) To transact such other business, if any, as may properly come before the meeting or any adjournment or adjournments thereof (by the holders of Common Stock and Preferred Stock, voting as separate classes).

       Holders of record of the Common Stock or Preferred Stock on the books of the Company as of the close of business on February 27, 2009 will be entitled to vote.

                                      By Order of the Board of Directors

                                      MARIE A. ANGELINI
                                      Secretary and General Counsel
                                      PROVIDENCE AND WORCESTER RAILROAD COMPANY


Worcester, Massachusetts
March 27, 2009

       Proxy cards for Common Stock and Preferred Stock of the Company will be mailed separately. If you are the holder of record of both Common Stock and Preferred Stock of the Company, you will receive two packages, each containing a proxy card. Kindly fill in, date and sign the enclosed proxy card and promptly return the same in the enclosed addressed envelope, which requires no postage if mailed in the United States. If you are personally present at the meeting, the proxy or proxies will not be used without your consent.






  IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 2009.

     The Company's Proxy Statement, sample proxy card and 2008 Annual Report on Form 10-K are available at: www.edocumentview.com/pwx.

                    PROVIDENCE AND WORCESTER RAILROAD COMPANY

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders

                                 April 29, 2009


                     SOLICITATION AND REVOCATION OF PROXIES

     The accompanying proxy is solicited by the Board of Directors of Providence and Worcester Railroad Company (the "Company") in connection with the annual meeting of the shareholders to be held April 29, 2009; the Company will bear the cost of such solicitation. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company at nominal cost. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries holding stock for others in their names, or in those of their nominees, for their reasonable out-of-pocket expenses in sending proxy materials to their principals or beneficial owners and obtaining their proxies. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise, but the revocation of a proxy will not be effective until notice thereof has been given to the Secretary of the Company. Notice of revocation may be delivered in writing to the Secretary at Providence and Worcester Railroad Company, 75 Hammond Street, Worcester, Massachusetts 01610, Attn: Secretary prior to the meeting or may be transmitted orally to the Secretary at the meeting. Every properly signed proxy will be voted in accordance with the specifications made thereon.

     The Company's Annual Report for 2008, including financial statements, this proxy statement and the accompanying proxy or proxies are expected to be first sent to shareholders on or about March 27, 2009. Neither the Annual Report nor the financial statements therein are incorporated in this Proxy Statement and do not form any part of the material for the solicitation of proxies.

                                VOTING AT MEETING

     Only shareholders of record at the close of business on February 27, 2009 will be entitled to vote at the meeting. Under the Company's charter, the holders of the Company's Common Stock, par value $.50 per share, voting separately as a class, are entitled to one vote for each share held in the election of one-third (1/3) of the Board of Directors of the Company proposed to be elected at the meeting (or the nearest larger whole number, if such fraction is not a whole number). The holders of the Company's Preferred Stock, par value $50 per share, voting separately as a class, are entitled to one vote for each share held in the election of the balance of the Board of Directors proposed to be elected at the meeting. The holders of the Company's Common Stock and the holders of the Company's Preferred Stock are entitled to one vote per share, voting as separate classes and not together, upon all other matters presented to the shareholders for their approval.

     Common Stock directors will be elected in each case by vote of the holders of a majority of the Common Stock present or represented by proxy at the meeting, and the Preferred Stock directors will be similarly elected by vote of the holders of a majority of the Preferred Stock.

     Shares represented by proxies which are marked "withhold" with respect to the election of any particular nominee for director will be counted as shares present and entitled to vote, and, accordingly, any such marking of a proxy will have the same effect as a vote against the election to which it relates.

     Brokers who hold shares in street name may lack authority to vote such shares on certain items, absent specific instructions from their customers. Shares subject to such "broker non-votes" will not be treated as shares entitled to vote on the matters to which they relate and therefore will be treated as not present at the meeting for those purposes, but otherwise will have no effect on the outcome of the voting on such matters. It is not currently anticipated that any matter that might be the subject of a "broker non-vote" will come before the annual meeting.

     On the record date, there were 4,803,900 shares of the Company's Common Stock and 640 shares of the Company's Preferred Stock outstanding and entitled to vote at the meeting.

                      COMPOSITION OF THE BOARD OF DIRECTORS

     The Board of Directors has determined that all of the current directors of the Company, which include each of the nominees standing for election at the 2009 annual meeting, other than Robert H. Eder and P. Scott Conti, are independent of the Company in that such nominees have no material relationship with the Company either directly, or as a partner, shareholder or affiliate of an organization that has a relationship with the Company. The Board of Directors has made this determination based on the following:

     o Other than Messrs. Eder and Conti, no nominee for director is an officer or employee of the Company or its subsidiaries or affiliates;

     o No nominee for director has an immediate family member who is an officer of the Company or its subsidiaries or has any current or past material relationship with the Company;

     o No nominee for director, other than Messrs. Eder and Conti, has worked for, consulted with, been retained by, or received anything of substantial value from the Company aside from his compensation as a director;

     o No nominee for director is, or was within the past three years, employed by the independent auditors for the Company;

     o Other than Mr. Eder, no executive officer of the Company serves on the Board of Directors of any corporation that employs a nominee for director or a member of the immediate family of any nominee for director;

     o No nominee for director is an executive officer of any entity which the Company's annual sales to or purchases from exceeded one percent of either entity's annual revenues for the last fiscal year; and

     o No nominee for director serves as a director, trustee, executive officer or similar position of a charitable or non-profit organization to which the Company or its subsidiaries made charitable contributions or payments in fiscal year 2008 in excess of five percent of the organization's consolidated gross revenues, or $200,000, whichever is more, at any time during the past three years.

                              ELECTION OF DIRECTORS

     At the annual meeting, four Common Stock directors and six Preferred Stock directors are to be elected, and each will hold office until the next annual meeting and until his successor is elected and qualified. The proxies named in the accompanying proxy or proxies, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed, for the election to the Board of Directors of the persons named below, all of whom are now directors of the Company. The Board of Directors anticipates that each of the nominees listed below will be available to serve if elected. Certain information concerning such nominees is set forth below:


                                        Principal Occupation                                          Director
Name and Age                            During Past Five Years                                        Since(a)
------------                            ----------------------                                        --------

                                        Common Stock Director Nominees:
                                        -------------------------------

Richard W. Anderson (61)                President and Chief Investment Officer of Massachusetts       1998
                                        Capital Resource Company; Senior Vice President
                                        from 1986 through 2007

Robert H. Eder (76)                     Chairman of the Company                                       1965

John J. Healy (73)                      Director of Manufacturing Advancement Center and              1991
                                        Director of Operations for the Massachusetts
                                        Manufacturing Extension Partnership; President
                                        of Worcester Affiliated Mfg. L.L.C. (manufacturing
                                        consultant) from 1997 to 2003

Paul F. Titterton (33)                  Vice President and Executive Director of Fleet Portfolio      2008
                                        Management of GATX Corporation; Vice President
                                        Strategic Growth from 2007 to 2008; Vice President,
                                        Fleet Portfolio Management from 2005 to 2007; and
                                        Director, Fleet Portfolio Management from 2002 to 2005

                                        Preferred Stock Director Nominees:
                                        ----------------------------------

Frank W. Barrett (69)                   Retired; Executive Vice President of TD Bank North,           1995
                                        N.A. (formerly Banknorth Massachusetts)
                                        from 2002 through April 2006

P. Scott Conti (51)                     President of the Company; Vice President Engineering          2005
                                        from 1999 through 2005

J. Joseph Garrahy (78)                  President of J. Joseph Garrahy & Associates, Inc. (business   1992
                                        consultants)

James C. Garvey (52)                    President and CEO of Flagship Bank & Trust Company            2005
                                        (n/k/a a division of Peoples United Bank) from 2001
                                        through February 9, 2009

Charles M. McCollam, Jr. (76)           President of Bertha M. McCollam, Inc.; Vice President         1996
                                        and Secretary of Kronholm & McCollam (insurance
                                        firms) and President of McCollam Associates (consultants)

Craig M. Scott (45)                     Partner of Scott & Bush, Ltd.; partner of Duffy, Sweeney      2004
                                        & Scott, Ltd. from September 1998 through January 2009

 (a) Dates of directorships include directorships of the Company's predecessors.

Brief Biographies

     Richard W. Anderson, Director. Mr. Anderson has been a Director of the Company since 1998. He is President and Chief Investment Officer of Massachusetts Capital Resource Company ("MCRC"), a private investment firm funded by major Massachusetts-based life insurance companies providing high risk growth capital to Massachusetts businesses. He began working at MCRC in 1981, serving as Vice President through 1985, and Senior Vice President from 1986 through December 2007. Mr. Anderson is also a director of Valpey Fisher Corporation, a company specializing in frequency control devices.

     Frank W. Barrett, Director. Mr. Barrett has been a Director of the Company since 1995. In April 2006, Mr. Barrett retired from TD Bank North, N.A. as Executive Vice President after working in the banking industry for over forty years.

     P. Scott Conti, President, Chief Operating Officer and Director. Mr. Conti became the Company's President and Chief Operating Officer in November 2005, and was elected to the Company's Board of Directors in April 2006. Mr. Conti began working at the Company in June 1988, serving as Engineering Manager through December 1997, Chief Engineer from 1998 until March 1999, and Vice President Engineering from March 1999 until he was appointed to his current position.

     Robert H. Eder, Chairman of the Board and Chief Executive Officer. Mr. Eder became President of the Company in 1966 and led the Company through its efforts to become an independent operating company. He has been Chairman of the Board of Directors and Chief Executive Officer since 1980. He is a graduate of Harvard College and Harvard Law School. He is also (with his wife) beneficial or direct owner of a majority of the stock of Capital Properties, Inc., a real estate holding company, of which he is also President, Chief Executive Officer and Chairman of the Board of Directors. Mr. Eder is admitted to practice law in Rhode Island and New York.

     J. Joseph Garrahy, Director. Mr. Garrahy has been a Director of the Company since 1992. He is a former four term Governor of Rhode Island and, since 1990, has been an independent business consultant in the State of Rhode Island.

     James C. Garvey, Director. Mr. Garvey has been a Director of the Company since 2005. Mr. Garvey was President and CEO of Worcester-based Flagship Bank & Trust Company (n/k/a a division of Peoples United Bank) from 2001 through February 9, 2009, after serving as its Executive Vice President since 1999.

     John J. Healy, Director. Mr. Healy has been a Director of the Company since 1991. Mr. Healy is Director of the Manufacturing Advancement Center and Director of Operations for the Massachusetts Manufacturing Extension Partnership, an independent consulting organization dedicated to assisting small manufacturing enterprises in becoming globally competitive. He was President of Worcester Affiliated Mfg. L.L.C. (manufacturing consultants) from 1997 to 2003.

     Charles M. McCollam, Jr., Director. Mr. McCollam has been a Director of the Company since 1996. He is President of Bertha M. McCollam, Inc. and Vice President and Secretary of Kronholm & McCollam (insurance firms), as well as owner and President of McCollam Associates, a consulting firm in the State of Connecticut. He was the Chief of Staff to a former governor of Connecticut.

     Craig M. Scott, Director. Mr. Scott has been a Director of the Company since 2004. He has been a partner of the Providence law firm of Scott & Bush, Ltd. since February 2009 and was previously a partner of the Providence law firm of Duffy, Sweeney & Scott, Ltd., where he served as Managing Partner during 2004-2005.

     Paul F. Titterton, Director. Mr. Titterton has been a Director of the Company since 2008. Mr. Titterton is Vice President and Executive Director of Fleet Portfolio Management of GATX Corporation. He began working at GATX Corporation in 1997, serving as Director, Fleet Portfolio Management from 2002 until July 2005, Vice President, Fleet Portfolio Management from July 2005 until April 2007, and Vice President, Strategic Growth from April 2007 until he was appointed to his current position in 2008.

Recommendation of Board of Directors. The Board of Directors recommends that the shareholders vote FOR approval of the slate of four (4) common stock director nominees and six (6) preferred stock director nominees set forth above.

Committees of the Board of Directors

     The Board of Directors has an Executive Committee, a Stock Option & Compensation Committee and an Audit Committee. The Board of Directors has no other committees. Both the Stock Option & Compensation Committee and the Audit Committee have a written charter approved by the Board of Directors. A copy of the Second Amended and Restated Charter of the Stock Option & Compensation Committee and the Amended and Restated Audit Committee Charter are attached to this Proxy Statement as Appendix A and Appendix B, respectively.

     In accordance with the By-laws of the Company, the Executive Committee, currently comprising P. Scott Conti, Chairman, John J. Healy and James C. Garvey, exercises the authority of the Board of Directors when formal Board action is required between meetings, subject to the limitations imposed by law, the By-laws or the Board of Directors. The Executive Committee acts on routine matters such as authorizing the sale of surplus real estate and the execution of government contracts for reimbursement for Company work on highway projects adjacent to the railroad and grade crossing rehabilitation.

     The Stock Option & Compensation Committee, currently comprising Charles M. McCollam, Jr., Chairman, Craig M. Scott and James C. Garvey, all of whom are independent (as defined by The Nasdaq Stock Market ("NASDAQ") Marketplace Rules and Securities and Exchange Commission ("SEC") rules), non-employee directors. The Committee is charged with the broad responsibility of seeing that executive officers are effectively compensated in a manner which is internally equitable based on such officer's responsibilities and length of service to the Company. Because the Company is a "controlled" company as defined in Rule 4350(c)(5) of the NASDAQ Marketplace Rules, the Company is not subject to the NASDAQ Marketplace Rules requirement that compensation of the chief executive officer and all other officers be determined, or recommended to the Board of Directors for determination, either by a compensation committee comprised of independent directors or by a majority of the independent directors of its Board of Directors. However, the Company's Stock Option & Compensation Committee charter provides that the Stock Option & Compensation Committee shall approve and report to the Board of Directors the executive compensation plan (including incentive awards) of the Chairman/Chief Executive Officer, the President and any other officer who is a member of the Board of Directors.

     The Audit Committee of the Board of Directors, currently comprising J. Joseph Garrahy, Chairman, Frank W. Barrett and Richard W. Anderson, all of whom are independent as defined by the NASDAQ Marketplace Rules, is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls, evaluating the qualifications and independence of, appointing and overseeing the external auditors, providing an open avenue of communication among the external auditors, management, and the Board of Directors, and overseeing the system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance and ethics. The Board of Directors has determined that all three members of the Audit Committee satisfy the financial literacy requirements of the NASDAQ Marketplace Rules and are independent as defined under the applicable NASDAQ Marketplace Rules and applicable rules of the SEC. The Board of Directors has determined that Frank W. Barrett meets the standards set forth in Item 407(d)(5)(ii) of SEC Regulation S-K to qualify as an audit committee financial expert, as that term is defined in Item 407(d)(5)(ii).

     The Company does not have a written procedure for shareholders to make nominations to the Board of Directors, but the Company does consider such nominations. The holders of the Preferred Stock elect a majority of the members of the Board of Directors. Mr. Eder, who owns a majority of the Preferred Stock and who serves as the Chairman of the Board of Directors of the Company, involves himself in the screening and selection of directors of the Company when vacancies occur on the Board of Directors, and the Board of Directors has voted to sit as a committee of the whole to consider any recommendations made by shareholders and/or other directors of persons to be directors of the Company and in determining whether to nominate any such recommended person for election by the shareholders. Thus, the Board of Directors has determined that (i) the Company shall not have a nominating committee; and (ii) the Board of Directors shall consider the competencies and experience of such recommended person as they relate to the business of the Company, together with such person's age, reputation and ability to carry out the requirements to serve as a director of the Company. In addition, because the Company is a "controlled" company as defined in Rule 4350(c)(5) of the NASDAQ Marketplace Rules, the Company is not subject to the NASDAQ Marketplace Rules requirement that a listed company adopt a formal written charter or board resolution addressing the nominations process.

     The Board of Directors held six meetings, the Audit Committee held six meetings, the Stock Option & Compensation Committee held two meetings and the Executive Committee held one meeting during the fiscal year ended December 31, 2008. All directors attended at least 75% of all meetings of the Board of Directors and the committee(s) on which each such director serves. The Board of Directors has adopted a policy that requires members of the Board of Directors to make every effort to attend each annual shareholders meeting. All then current members of the Board of Directors attended the 2008 annual shareholders meeting with the sole exception of John J. Healy.

Code of Ethics

     The Company has adopted a Code of Ethics applicable to all directors, officers and employees, which meets the requirements of a "code of ethics" as defined in Item 406 of Regulation S-K.

Shareholder Communications

     Shareholders of the Company may communicate directly with members of the Board of Directors by writing directly to those individuals at the following address: Providence and Worcester Railroad Company, 75 Hammond Street, Worcester, Massachusetts 01610, and the Company shall forward, and not intentionally screen, any mail received at the Company's corporate office that is sent directly to an individual director or to the directors generally unless the Company believes that the communication may pose a security risk. The Board of Directors sits as a committee of the whole to address any inquiries made by shareholders.

Audit Committee Report

     Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to appoint, compensate, retain and oversee any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, and otherwise to monitor and oversee these processes.

     The responsibilities of the Audit Committee include engaging an accounting firm as the Company's independent accountants. Additionally and, as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Company's management and independent accountants regarding the scope of the audit plan, the results of the audit, the Company's financial statement disclosure documents, the adequacy and effectiveness of the Company's accounting, financial and internal controls and changes in accounting principles, and the auditor's performance and independence. The Audit Committee also oversees the receipt and processing of complaints by employees related to accounting, internal controls or audit-related matters and reviews related-party transactions.

     In connection with these responsibilities, the Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2008 with management and the Company's independent accountants, Deloitte & Touche LLP. The Audit Committee also discussed with Deloitte & Touche LLP the matters required by Statement on Auditing Standards No. 114. The Audit Committee received from Deloitte & Touche LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed this information with Deloitte & Touche LLP and also considered the compatibility of non-audit services provided by Deloitte & Touche LLP with its independence. Based on the review of the audited financial statements and these various discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K to be filed with the SEC.

Audit Committee:
     J. Joseph Garrahy, Chairman
     Frank W. Barrett
     Richard W. Anderson

Compensation of Directors

     The Board of Directors, upon recommendation of the Stock Option & Compensation Committee, is responsible for determining compensation of the directors. During the fiscal year ended December 31, 2008, each director who was not an employee of the Company received a base fee of $500 for each attended meeting of the Board of Directors plus $50 per attended meeting for each year of service as a director, and each member of the Audit Committee and the Stock Option & Compensation Committee received $300 (other than the chairman of each Committee, who received $350) for each attended meeting of such committee.

     During the month of January of each year, directors of the Company who were serving as such on the preceding December 31 and who are not full-time employees of the Company are granted options for the purchase of 100 shares of the Common Stock of the Company, plus options for an additional ten shares for each full year of service to the Company. The exercise price is the closing market price of such shares on the last business day of the preceding year, and the term of each option is ten years (subject to earlier termination if the grantee ceases to serve as a director); provided, however, that no option is exercisable within six months following the date of grant.

     On January 2, 2008, each director of the Company who was serving as such on December 31, 2007 and was not a full-time employee of the Company was granted options for the purchase of 100 shares of Common Stock of the Company, plus options for an additional ten shares for each full year of service to the Company. The exercise price for such options is $16.72.

     The following table provides information regarding the compensation paid or accrued by each individual who was a director during the 2008 fiscal year other than the Chairman and the President.

------------------------------ ----------- --------------- ----------- ------------- ----------------- ----------------
            Name                 Total      Fees earned      Stock        Option        Non-Stock      All Other
                                  ($)        or paid in      Awards     Awards ($)    Incentive Plan   Compensation
                                              cash ($)        ($)          (a)         Compensation          ($)

------------------------------ ----------- --------------- ----------- ------------- ----------------- ----------------
------------------------------ ----------- --------------- ----------- ------------- ----------------- ----------------
Richard W. Anderson            11,505           9,500         N/A         2,005            N/A                0
------------------------------ ----------- --------------- ----------- ------------- ----------------- ----------------
------------------------------ ----------- --------------- ----------- ------------- ----------------- ----------------
Frank W. Barrett               11,521           9,200         N/A         2,321            N/A                0
------------------------------ ----------- --------------- ----------- ------------- ----------------- ----------------
------------------------------ ----------- --------------- ----------- ------------- ----------------- ----------------
P. Scott Conti                 (b), (c)         (b)           N/A          N/A (c)         N/A                0
------------------------------ ----------- --------------- ----------- ------------- ----------------- ----------------
------------------------------ ----------- --------------- ----------- ------------- ----------------- ----------------
Robert H. Eder                     (b)          (b)           N/A           N/A            N/A                0
------------------------------ ----------- --------------- ----------- ------------- ----------------- ----------------
------------------------------ ----------- --------------- ----------- ------------- ----------------- ----------------
J. Joseph Garrahy              14,988          12,350         N/A         2,638            N/A                0
------------------------------ ----------- --------------- ----------- ------------- ----------------- ----------------
------------------------------ ----------- --------------- ----------- ------------- ----------------- ----------------
James C. Garvey                 5,716           4,450         N/A         1,266            N/A                0
------------------------------ ----------- --------------- ----------- ------------- ----------------- ----------------
------------------------------ ----------- --------------- ----------- ------------- ----------------- ----------------
John J. Healy                  11,943           9,200         N/A         2,743            N/A                0
------------------------------ ----------- --------------- ----------- ------------- ----------------- ----------------
------------------------------ ----------- --------------- ----------- ------------- ----------------- ----------------
Charles M. McCollam, Jr.       11,215           9,000         N/A         2,216            N/A                0
------------------------------ ----------- --------------- ----------- ------------- ----------------- ----------------
------------------------------ ----------- --------------- ----------- ------------- ----------------- ----------------
Craig M. Scott                  7,072           5,700         N/A         1,372            N/A                0
------------------------------ ----------- --------------- ----------- ------------- ----------------- ----------------
------------------------------ ----------- --------------- ----------- ------------- ----------------- ----------------
Paul F. Titterton               2,500(d)        2,500(d)      N/A           0              N/A                0
------------------------------ ----------- --------------- ----------- ------------- ----------------- ----------------

(a) As of 12/31/08, each director had the following number of options outstanding:

          Richard W. Anderson - 1,350 shares
          Frank Barrett - 1,620 shares
          P. Scott Conti - 1,604 shares
          J. Joseph Garrahy - 940 shares
          James C. Garvey - 230 shares
          John J. Healy - 1,980 shares
          Charles M. McCollam, Jr. - 410 shares
          Craig M. Scott - 360 shares
          Paul F. Titterton - 0 shares

(b) The Company does not pay director fees to directors who are full-time employees of the Company.

(c) Mr. Conti is awarded options in his capacity as President under the Company's Non-Qualified Stock Option Plan, which options are disclosed in the table under the section entitled Grants of Plan Based Awards set forth herein.

(d) The terms of a Stock Purchase Agreement by and between the Company and GATX Corporation ("GATX") dated January 10, 2008 provide that GATX is entitled to one seat on the Company's Board of Directors. Directors fees payable to Mr. Titterton, GATX's current designee, are paid to GATX.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table set forth below reflects the only persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who, to the best of the Company's knowledge were, on February 27, 2009, the beneficial owners of more than five percent of the Company's outstanding Common Stock, $.50 par value, or Preferred Stock, $50 par value. Each share of the Company's outstanding Preferred Stock is convertible at any time, at the option of the holder, into one hundred shares of Common Stock of the Company. The footnote to the table below sets forth the percentages of the outstanding Common Stock which would be held by the indicated owners if such owner's Preferred Stock were converted in whole into Common Stock.

                                                                       Percent
Name and Address                      Number of Shares Owned           of Class
----------------                      ----------------------           --------

Robert H. and Linda Eder              842,742 (Common)                 17.5%(a)
130 Sunrise Avenue                    500 (Preferred)                  78.1%
Palm Beach, Florida  33480

Steinberg Asset Management, LLC       519,300 (Common)                 10.8%
Michael A. Steinberg
12 East 49th Street
Suite 1202
New York, New York  10017

Keeley Asset Management Corp.         406,400 (Common)                  8.5%
401 South LaSalle Street
Chicago, Illinois  60605


     (a) Assuming no conversion of Preferred Stock. If their Preferred Stock were converted in whole to Common Stock, Mr. and Mrs. Eder would own 18.4% of the outstanding Common Stock.

     Of the shares owned by Mr. and Mrs. Eder, 768,162 shares of Common Stock and 500 shares of Preferred Stock were held directly by Mr. Eder, and 74,580 shares of Common Stock were held directly by Mrs. Eder. By reason of their ownership, Mr. and Mrs. Eder may be deemed to be "control persons" with respect to the Company.

     The following table reflects, as of February 27, 2009, the beneficial ownership of the Common Stock of the Company by directors, Named Executive Officers and all officers and directors as a group.

Name                                                   Number       Percentage
----                                                   ------       ----------

 Richard W. Anderson(a).........................      202,150         4.2%
 Marie A. Angelini(b)...........................        1,084          *
 Frank W. Barrett(c)............................        2,230          *
 P. Scott Conti(d)..............................        8,896          *
 Robert J. Easton(e)............................        7,883          *
 Robert H. Eder(f)..............................      892,742        18.3%
 David F. Fitzgerald(g).........................        6,519          *
 J. Joseph Garrahy(h)...........................        1,340          *
 James C. Garvey(i).............................          530          *
 John J. Healy(j)...............................        3,150          *
 Charles M. McCollam, Jr.(k)....................        4,160          *
 Frank K. Rogers(l).............................        2,999          *
 Craig M. Scott(m)..............................        1,360          *
 Paul F. Titterton(n)...........................      239,523         4.9%
 All executive officers and directors as a group
    (14 persons)(o).............................    1,374,566        28.2%

 *   Less than one percent

(a) Includes 200,000 shares of common stock held by Massachusetts Capital Resource Company of which Mr. Anderson disclaims beneficial ownership. Mr. Anderson is President and Chief Investment Officer of Massachusetts Capital Resource Company. Also includes 1,350 shares of Common Stock issuable under stock options exercisable within 60 days.

(b)  Includes  196  shares  of  Common  Stock   issuable   under  stock  options
     exercisable within 60 days.

(c) Includes 1,620 shares of Common Stock issuable under stock options exercisable within 60 days.

(d) Includes 1,604 shares of Common Stock issuable under stock options exercisable within 60 days.

(e) Includes 118 shares of Common Stock held by Mr. Easton's wife in her name and 3,386 shares of Common Stock issuable under stock options exercisable within 60 days.

(f) Includes 74,580 shares of Common Stock held by Mr. Eder's wife in her name and assumes the conversion of the 500 shares of Preferred Stock owned by Mr. Eder.

(g) Includes 20 shares of Common Stock held by Mr. Fitzgerald's wife in her name and 3,265 shares of Common Stock issuable under stock options exercisable within 60 days.

(h)  Includes  940  shares  of  Common  Stock   issuable   under  stock  options
     exercisable within 60 days.

(i)  Includes  230  shares  of  Common  Stock   issuable   under  stock  options
     exercisable within 60 days.

(j) Includes 1,980 shares of Common Stock issuable under stock options exercisable within 60 days.

(k)  Includes  410  shares  of  Common  Stock   issuable   under  stock  options
     exercisable within 60 days.

(l) Includes 1,544 shares of Common Stock issuable under stock options exercisable within 60 days.

(m)  Includes  360  shares  of  Common  Stock   issuable   under  stock  options
     exercisable within 60 days.

(n) Includes 239,523 shares of Common Stock held by GATX Corporation of which Mr. Titterton disclaims beneficial ownership. Mr. Titterton is Vice
     President and Executive Director of Fleet Portfolio Management of GATX Corporation.

(o) Includes 50,000 shares of Common Stock issuable upon conversion of Preferred Stock and 16,885 shares of Common Stock issuable under stock options exercisable within 60 days.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten-percent beneficial owners also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of the copies of such forms furnished to the Company or written representations that no Form 5 filings were required, the Company believes that during 2008 its officers, directors and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements.

                       COMPENSATION DISCUSSION & ANALYSIS

     The Stock Option & Compensation Committee is charged with the responsibility of setting the compensation for each of the Chairman/Chief Executive Officer (the "Chairman") of the Company, the President/Chief Operating Officer (the "President") of the Company, and any other officer who is also a member of the Board of Directors, and consulting with the Chairman and the President with respect to the compensation of other executive officers. Our overall philosophy in connection with compensation is to provide a compensation package which attracts and retains qualified people. We also seek to obtain internal equity within the compensation structure by providing appropriate salary levels to reflect the responsibilities of individual executives. Historically, we have adjusted executive compensation each year semi-annually by an amount approximately equal to the increase in the cost of living over the previous six-month period, which has the effect of rewarding executives for longevity with the Company. We do not give significant weight to the compensation paid by comparable railroads as there are few similar railroads in our region.

     We have from time to time paid bonuses in connection with specific situations requiring extraordinary effort. However, there is no formal plan. We have not awarded a bonus to the Chairman since 1999 because we believe that his stock ownership position sufficiently encourages him to perform in a way that will maximize value to the Company and its shareholders.

     To further align the interests of the executives of the Company with shareholders, we have a Non-Qualified Stock Option Plan in which all of the executives, other than the Chairman, may participate. The plan is designed to make awards based upon compensation and longevity and, therefore, to encourage executives to remain with the Company.

     We have not had, and do not expect to have, employment contracts with any of our executives. We do have change-in-control agreements, including a severance policy, for all executives other than the Chairman. This plan generally provides higher benefits for longer-tenured executives. In lieu of any defined benefit or 401(k) plans, we contribute to each executive's Simplified Employee Pension plan ("SEP") which is available to all non-union employees on a non-discriminatory basis.

     The Chairman is not subject to a change-in-control agreement. However, we pay the insurance premiums on a life insurance policy for the Chairman which provides a death benefit of $1,600,000. With the exception of this policy, all other executive benefits are made available to all non-union employees on a non-discriminatory basis.

Salaries

     The Chairman's compensation was set many years ago and has been adjusted from time to time to reflect increases in the cost of living. The President's compensation was set in early 2006 and was increased in November 2007 following his completion of approximately two (2) years as President and discussions between the Stock Option & Compensation Committee and the President. We consult with the Chairman and the President from time to time with respect to the compensation of other executives. In general, their philosophy, which is shared by us, is that the compensation of other executives should relate to their responsibilities attendant to their offices and their lengths of service with the Company. Accordingly, we believe that the Chairman's salary should represent the highest salary paid and the salaries of other executive officers should be less than the Chairman's salary and should be governed by their levels of responsibility within the Company. The President of the Company, therefore, is the next highest paid employee. Similarly, other employees are paid in accordance with what the Chairman and the President perceive to be the other executive officers' responsibilities and we concur with their assessment. We reward length of service through annual increases in amounts approximate to increases in the cost of living.

Bonus Plan

     We maintain no formal bonus plan and, except for bonuses in de minimus amounts paid to certain key employees in connection with the Company's secondary public stock offerings in 1998 and a bonus to the Chairman in 1999, we have not paid any bonuses to any employees.

Stock Option Plan

     The Company maintains a Non-Qualified Stock Option Plan (the "Plan") for its directors and executives, other than the Chairman. Pursuant to the terms of the Plan, all employees of the Company who are not subject to a collective bargaining agreement and have been an employee of the Company for more than one year are eligible to participate in the Plan. Historically, we have allotted seven thousand shares per year to be allocated among eligible employee participants. By keeping the number constant, we eliminate year to year swings and provide a consistent long-term incentive. Pursuant to the terms of the Plan, each employee participant's compensation is multiplied by a longevity factor which is 1.5 for executives with more than five years' service increasing ratably, in five year increments, up to 3.5 for executives with more than 25 years' service. The sum of all of the products computed for all employee participants then becomes the denominator. Each employee participant is then awarded the number of options equal to the product of (a) the total shares allocated for such year, and (b) the ratio that his/her compensation multiplied by his/her longevity factor bears to the products for all employee participants. The purchase price per share for options granted under the Plan is the closing market price of such shares on the last business day of the preceding year, and the term of each option is ten years in accordance with the Plan. Options may not be exercised for the first six months following the grant date and, thereafter, are exercisable at any time. Upon termination for any reason, the options must be exercised within six months of the date of termination. As with our other compensation, the option awards are designed to encourage longevity with the Company.

Other Agreements

     The Company has entered into change-in-control agreements with all its executives, other than the Chairman, and all other management employees. The terms of change-in-control agreements for executives are identical to those of all other management employees. Under the terms of the change-in-control agreements, a severance award is payable upon the termination of an employee other than for cause following an event giving rise to a change-in-control and upon the resignation of an executive following a significant reduction of such executive's base salary occurring within two years following a change-in-control. The amount of the severance award payable under the change-in-control agreements is a function of salary and length of service. An executive is entitled to a one-time severance payment equal to his/her then current annual base salary if at the time of the event giving rise to the change-in-control, he/she has been employed by the Company for fewer than ten years. If employed by the Company for a period of ten through nineteen years, the executive is entitled to receive a severance payment equal to one and one-half times the executive's then current salary; and if employed by the Company for a period of twenty through twenty-nine years, the executive is entitled to a severance award of two times the executive's then current salary. Finally, if an executive is employed by the Company for a period of thirty years or more, the change-in-control agreements provide for a severance award of two and one-half times the executive's then current salary. Notwithstanding the above, no severance benefit is payable under the change-in-control agreements to any executive who is a beneficial owner, directly or indirectly, of securities which have the right to elect a majority of the Board of Directors or 50% of the voting power of the entire capital stock of the Company.

     In addition to the benefits outlined above, all management employees are entitled to life and disability coverage under policies of insurance paid by the Company. Life insurance benefits are in the amount of two times annual salary to a maximum of $50,000 and disability benefits are equal to 60% of annual salary up to a maximum of $8,000 per month.

     Other than the life insurance benefit due Mr. Eder's designated beneficiary upon death and the benefits described above, all benefits are available to both our executive employees and other non-union employees on a non-discriminatory basis.


                  STOCK OPTION & COMPENSATION COMMITTEE REPORT

     The Stock Option & Compensation Committee has reviewed and discussed with management the Compensation Discussion & Analysis included above. Based on these reviews and discussions, the Stock Option & Compensation Committee has recommended to the Board of Directors that the Compensation Discussion & Analysis contained herein be included in the Company's Proxy Statement for the fiscal year ended December 31, 2008 for filing with the SEC.

Stock Option & Compensation Committee:

Charles M. McCollam, Jr., Chairman
Craig M. Scott
James C. Garvey

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following Summary Compensation Table provides information regarding the total compensation paid or accrued by the Company to each of its Chief Executive Officer, Chief Financial Officer and the three most highly- compensated executive officers other than the CEO and CFO who earned more than $100,000 in total compensation during the fiscal year ended December 31, 2008 and were employed by the Company on December 31, 2008 (the "Named Executive Officers").

------------------------- ------ ---------- ------- -------- -------- ---------- ------------ ----------- ----------
          Name            Year    Salary     Bonus   Stock   Option   Non-Equity  Change in   All Other       Total
          and                       ($)      ($)     Awards   Awards  Incentive    Pension     Compen-       ($)
       Principal                                      ($)      ($)      Plan      Value and     sation
        Position                                               (a)     Compen-   Non-Qualified   ($)
                                                                       sation     Deferred
                                                                         ($)     Compen-sation
                                                                                  Earnings
                                                                                     ($)
------------------------- ------ ---------- ------- -------- -------- ---------- ------------ ----------- ----------
------------------------- ------ ---------- ------- -------- -------- ---------- ------------ ----------- ----------
Robert H. Eder,            2008    419,731    0        0      0(b)        0           0       37,218(c)     456,949
Chairman & CEO             2007    398,468    0        0      0(b)        0           0       40,535(d)     439,003
                           2006    388,179    0        0      0(b)        0           0       87,442(e)     475,621
------------------------- ------ ---------- ------- -------- -------- ---------- ------------ ----------- ----------
------------------------- ------ ---------- ------- -------- -------- ---------- ------------ ----------- ----------
P. Scott Conti,            2008    217,886    0        0      4,906       0           0       14,937(f)     237,729
President & Chief          2007    186,925    0        0      6,332       0           0       12,222(f)     205,479
Operating Officer          2006    175,949    0        0      4,098       0           0       12,120(f)     192,167
------------------------- ------ ---------- ------- -------- -------- ---------- ------------ ----------- ----------
------------------------- ------ ---------- ------- -------- -------- ---------- ------------ ----------- ----------
Robert J. Easton,          2008    174,133    0        0      5,264       0           0       11,944(f)     191,341
Treasurer                  2007    165,312    0        0      7,037       0           0       10,929(f)     183,278
                           2006    160,685    0        0      4,494       0           0       11,224(f)     176,403
------------------------- ------ ---------- ------- -------- -------- ---------- ------------ ----------- ----------
------------------------- ------ ---------- ------- -------- -------- ---------- ------------ ----------- ----------
David F. Fitzgerald,       2008    145,881    0        0      5,148       0           0       10,449(f)     161,478
Vice President             2007    140,933    0        0      6,735       0           0        9,161(f)     156,829
                           2006    136,205    0        0      4,954       0           0        9,194(f)     150,353
------------------------- ------ ---------- ------- -------- -------- ---------- ------------ ----------- ----------
------------------------- ------ ---------- ------- -------- -------- ---------- ------------ ----------- ----------
Frank K. Rogers,           2008    145,698    0        0      2,870       0           0       10,107(f)     158,675
Vice President             2007    134,245    0        0      3,583       0           0        8,945(f)     146,773
                           2006    123,053    0        0      2,418       0           0        8,558(f)     134,029
------------------------- ------ ---------- ------- -------- -------- ---------- ------------ ----------- ----------

(a) The amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with SFAS 123R.

(b) Under the terms of the Company's Non-Qualified Stock Option Plan, Mr. Eder is not eligible to receive a grant of stock options.

(c) Includes $15,525 paid directly to Mr. Eder's retirement account under the Company's SEP, $15,625 in life insurance premiums for 2008, and $6,068 in car insurance and parking paid on Mr. Eder's behalf.

(d) Includes $14,625 paid directly to Mr. Eder's retirement account under the Company's SEP, $21,657 in life insurance premiums for 2007, and $4,253 in car insurance paid on Mr. Eder's behalf.

(e) Includes $14,850 paid directly to Mr. Eder's retirement account under the Company's SEP, $27,433 in life insurance premiums for 2006, $40,918 for purchase of a vehicle for use by Mr. Eder and $4,241 in car insurance and parking paid on Mr. Eder's behalf.

(f) Reflects amounts paid directly to officer's retirement account under the Company's SEP.

Grants of Plan Based Awards

     The following table provides information on all plan-based awards by the Company in 2008 to each Named Executive Officer.

**** fix this table
------------------------------------------------------------------------------------------
Name        Grant Date      All Other Option     Exercise or Base   Grant Date Fair Value
                            Awards: Number of    Price of Option     of Stock and Option
                               Securities         Awards ($/Sh)         Awards($) (a)
                           Underlying Options
                                 (#)
------------------------------------------------------------------------------------------
Robert H.     N/A                   N/A                N/A                   N/A
Eder (b)
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
P. Scott      01/02/08              465                16.72                 4,906
Conti
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Robert J.     01/02/08              499                16.72                 5,264
Easton
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
David F.      01/02/08              488                16.72                 5,148
Fitzgerald
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Frank K.      01/02/08              272                16.72                 2,870
Rogers
------------------------------------------------------------------------------------------

(a) Amounts represent fair value of options and were estimated to be $10.55 per share as of the date of grant using Black-Scholes options-pricing model with the following weighted average assumptions: expected volatility of 75%; expected life 6 years; and risk free interest rate of 3.7%. Dividends at the rate of 0.96% per share were assumed for purposes of this estimate.

(b) Under the terms of the Company's Non-Qualified Stock Option Plan, Mr. Eder is not eligible to receive a grant of stock options.

Outstanding Equity Awards at Fiscal Year End

     The following table provides information on all outstanding equity awards held by each of the Named Executive Officers as of December 31, 2008.

-------------------------- ------------------------------ ----------------------------- -----------------------------
          Name                 Number of securities        Option exercise price ($)       Option expiration date
                              underlying unexercised
                              options (#) exercisable

-------------------------- ------------------------------ ----------------------------- -----------------------------
-------------------------- ------------------------------ ----------------------------- -----------------------------
Robert H. Eder(a)                       N/A                           N/A                       N/A
-------------------------- ------------------------------ ----------------------------- -----------------------------
-------------------------- ------------------------------ ----------------------------- -----------------------------
P. Scott Conti                          316                          13.490                     01/03/15(b)
                                        383                          14.900                     01/03/16(c)
                                        440                          19.500                     01/02/17(d)
                                        465                          16.720                     01/02/18(e)
-------------------------- ------------------------------ ----------------------------- -----------------------------
-------------------------- ------------------------------ ----------------------------- -----------------------------
Robert J. Easton                        301                           8.000                     01/03/10(f)
                                        281                           7.125                     01/02/11(g)
                                        356                           6.750                     01/02/12(h)
                                        353                           7.750                     01/02/13(i)
                                        333                           8.890                     01/02/14(j)
                                        354                          13.490                     01/03/15(b)
                                        420                          14.900                     01/03/16(c)
                                        489                          19.500                     01/02/17(d)
                                        499                          16.720                     01/02/18(e)
-------------------------- ------------------------------ ----------------------------- -----------------------------
-------------------------- ------------------------------ ----------------------------- -----------------------------
David F. Fitzgerald                     379                           8.000                     01/03/10(f)
                                        364                           7.125                     01/02/11(g)
                                        369                           7.750                     01/02/13(i)
                                        357                           8.890                     01/02/14(j)
                                        377                          13.490                     01/03/15(b)
                                        463                          14.900                     01/03/16(c)
                                        468                          19.500                     01/02/17(d)
                                        488                          16.720                     01/02/18(e)
-------------------------- ------------------------------ ----------------------------- -----------------------------
-------------------------- ------------------------------ ----------------------------- -----------------------------
Frank K. Rogers                         86                            8.000                     01/03/10(f)
                                        127                           7.125                     01/02/11(g)
                                        134                           6.750                     01/02/12(h)
                                        136                           7.750                     01/02/13(i)
                                        130                           8.890                     01/02/14(j)
                                        184                          13.490                     01/03/15(b)
                                        226                          14.900                     01/03/16(c)
                                        249                          19.500                     01/02/17(d)
                                        272                          16.720                     01/02/18(e)
-------------------------- ------------------------------ ----------------------------- -----------------------------


(a) Under the terms of the Company's Non-Qualified Stock Option Plan, Mr. Eder is not eligible to receive a grant of stock options.
(b)      Vested January 3, 2005
(c)      Vested January 3, 2006
(d)      Vested January 2, 2007
(e)      Vested January 2, 2008
(f)      Vested January 3, 2000
(g)      Vested January 3, 2001
(h)      Vested January 2, 2002
(i)      Vested January 2, 2003
(j)      Vested January 2, 2004

Options Exercised and Stock Vested

     The following table provides information on all exercises of options by the Named Executive Officers during the Company's 2008 fiscal year.

--------------------------------------------------------------------------------
                                        Option Awards
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            Name     Number of Shares Acquired   Value Realized on Exercise ($)
                          on Exercise (#)
--------------------------------------------------------------------------------
 Robert H. Eder (a)             N/A                           N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 P. Scott Conti                  0                             0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Robert J. Easton                0                             0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 David F. Fitzgerald            604                          5,918
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Frank K. Rogers                 0                             0
--------------------------------------------------------------------------------

(a) Under the terms of the Company's Non-Qualified Stock Option Plan, Mr. Eder is not eligible to receive a grant of stock options.


Pension Benefits

     The Company makes payments directly to the retirement accounts of management employees (including the Named Executive Officers) under the
Company's Simplified Employee Pension plan ("SEP"), a qualified defined contribution plan.

Nonqualified Deferred Compensation Plans

     There are no nonqualified deferred compensation plans for the Company's management employees (including the Named Executive Officers).

Potential Payments Upon Termination or Change-in-Control

     As of December 31, 2008, the Company was not obligated to any member of management for any payments or benefits (including, without limitation, insurance benefits for health, life, disability or any other matter, outplacement services, tax gross ups or any other payment or benefit) upon the event of termination from the Company, whether upon the basis of retirement (including voluntary retirement, early retirement or retirement upon attaining the age on which full retirement benefits are payable), involuntary termination (including termination for cause, not for cause and for good reason, other than change-in-control), disability or death.

     In the event that a management employee's position with the Company is terminated other than for cause as a result of a change-in-control of the Company or a management employee resigns following a significant reduction of such employee's base salary occurring within two years following a change-in-control, such employee is eligible to receive a payment, as detailed below. A change-in-control is deemed to have occurred upon (1) the occurrence of a change in the beneficial ownership directly or indirectly of securities representing more than 50% of the voting power of the Company's stock, (2) the sale of all or substantially all of the Company's assets, (3) a transaction in which the Company is not the surviving entity, or (4) complete liquidation of the Company (each, a "Change-in-Control Event"). In such case the management employee is entitled to a lump sum severance payment within two years of the effective date of a Change-in-Control Event to be determined as of the date of termination, as adjusted based on the Change-in-Control Event and the date of termination, as follows:

     Years of  Service at
     --------------------
     Date of Termination      Severance Benefit
     -------------------      -----------------

     0-9 Years                One (1) times Annual Base Salary
     10-19 Years              One and one-half (1-1/2) times Annual Base Salary
     20-29 Years              Two (2) times Annual Base Salary
     30 Years or More         Two and one-half (2-1/2) times Annual Base Salary

     Annual Base Salary means the management employee's annual rate of base pay in effect immediately prior to the effective date of the Change-in-Control Event.

     The management employee is entitled to a pro rata portion of the Severance Benefit if the management employee is terminated other than for cause by the Company at any time within two (2) years following a Change-in-Control Event.

     In accordance with the terms set forth above, the following payments would have been due the following management employees as of December 31, 2008 had a Change-in-Control Event taken place.

         P. Scott Conti -                $435,772 (2 X Annual Base Salary)
         Robert J. Easton -              $348,266 (2 X Annual Base Salary)
         Robert H. Eder -                N/A
         David F. Fitzgerald -           $364,703 (2.5 X Annual Base Salary)
         Frank K. Rogers -               $218,547 (1.5 X Annual Base Salary)

     Under the terms of the life insurance policy for the benefit of Mr. Eder, Mr. Eder's designated beneficiary would have been entitled to receive $1,600,000 had a termination of his employment occurred on December 31, 2008 as a result of his death.

                          TRANSACTIONS WITH MANAGEMENT

     Potential conflicts of interest and related party transactions are referred by the Board of Directors to the Audit Committee for review and approval. In reviewing and evaluating potential conflicts of interest and related party transactions, the Audit Committee uses applicable NASDAQ Marketplace Rules and SEC rules as a guide.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP, who acted as independent auditors of the accounts of the Company for 2008, as independent auditors of the accounts of the Company for the year 2009. The Company has recently been advised by Deloitte & Touche LLP that they have no direct financial interest or any material indirect financial interest in the Company, nor have they had any connection during the past four years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     It is expected that a representative of Deloitte & Touche LLP will be present at the annual meeting with the opportunity to make a statement if he/she so desires, and that such representative will be available to respond to appropriate questions.

Audit Fees and Services

     Aggregate fees for professional services rendered for the Company by Deloitte & Touche LLP as of or for the fiscal years ended December 31, 2008 and 2007 are set forth below. The aggregate fees included in the Audit category are billed for the fiscal years for the audit of the Company's annual financial statements and review of financial statements or engagements. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

                                   Fiscal Year 2008           Fiscal Year 2007
                                   ----------------           ----------------
Audit Fees                          $190,000                   $181,500
Tax Fees                              $6,615                     $6,300
All Other Fees                           ---                        ---

     Audit Fees for the fiscal years ended December 31, 2008 and 2007 were for professional services rendered for the audits of the financial statements of the Company, quarterly review of the financial statements included in the Company's Quarterly Reports on Form 10-Q, consents, compliance with Section 404 of the Sarbanes-Oxley Act and other assistance required to complete the year-end audit of the financial statements.

     Tax Fees as of the fiscal years ended December 31, 2008 and 2007 were for services rendered for review of tax returns and tax advice.

     All Other Fees. As of the fiscal years ended December 31, 2008 and 2007, there were no other fees.

     The Audit Committee has determined that the provision of the above services is compatible with maintaining Deloitte & Touche LLP's independence.

     Policy on Audit Committee Pre-Approval. The Audit Committee pre-approves all audit and non-audit services provided by the independent accountants prior to the engagement of the independent accountants with respect to such services. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee. The Audit Committee may delegate pre-approval authority to one or more of its members and that member shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

     The Audit Committee has engaged Deloitte & Touche LLP for the calendar year ending December 31, 2009.


                        PROPOSALS FOR 2010 ANNUAL MEETING

     The 2010 annual meeting of the shareholders of the Company is scheduled to be held on April 28, 2010. If a shareholder intending to present a proposal at that meeting wishes to have a proper proposal included in the Company's proxy statement and form of proxy relating to the meeting, the shareholder must submit the proposal to the Company not later than November 14, 2009.

                                  OTHER MATTERS

     No business other than that described above and/or set forth in the attached Notice of Meeting is expected to come before the annual meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event any of the nominees for the office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote to choose not to fill the seat or to vote for other persons in their place in what they consider the best interests of the Company.



  IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
             MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 2009.

     The Company's Proxy Statement, sample proxy card and 2008 Annual Report on Form 10-K are available at: www.edocumentview.com/pwx.



                                     By Order of the Board of Directors,

                                     MARIE A. ANGELINI
                                     Secretary and General Counsel
                                     PROVIDENCE AND WORCESTER RAILROAD COMPANY


Dated:  March 27, 2009

                                                                      Appendix A

Second Amended and Restated Charter of the Stock Option & Compensation Committee of the Board of Directors of Providence and Worcester Railroad Company

         The Board of Directors of Providence and Worcester Railroad Company (the "Company") has constituted and established a Stock Option & Compensation Committee (the "Committee") with authority, responsibility, and specific duties as described in this Charter (the "Charter").

COMPOSITION
-----------

         The Committee shall consist of directors who are independent of management in accordance with applicable Securities and Exchange Commission ("SEC") rules and the listing standards of the NASDAQ Stock Market and free from any relationship that, in the opinion of the Board of Directors of the Company (the "Board"), as evidenced by its election of such Committee members, would interfere with the exercise of independent judgment as a Committee member.

         Committee members shall be appointed by the Board. One member shall serve as chairperson. He/she shall be responsible for leadership of the Committee, including overseeing the agenda, presiding over the meetings and reporting to the Board. If the Committee Chairperson is not present at a meeting, the members of the Committee may designate a chairperson.

RESOURCES and AUTHORITY
-----------------------

         The Committee shall have the resources and authority it deems necessary and appropriate to discharge its responsibilities, at the Company's expense. The Committee shall have the power to adopt its own operating rules and procedures and to call upon assistance from officers and employees of the Company and outside counsel and other advisers without the consent of management.

         The Committee, and each member of the Committee in his/her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by officers and employees of the Company, whom such member believes to be reliable and competent in the matters presented and on counsel, compensation consultants or other persons as to matters which the member believes to be within the professional competence of such person.

PRINCIPAL FUNCTIONS
-------------------

     The Committee's basic responsibility is to assure that the senior executives of the Company and its wholly owned affiliates are compensated effectively in a manner consistent with the stated compensation strategy of the Company and the requirements of appropriate regulatory bodies. The Committee shall also communicate to shareholders the Company's compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission. More specifically, the Committee shall be responsible for the following:

     o Reviews and approves with the Chairman of the Board, the Company's compensation philosophy.

     o Approves and reports to the Board, the executive compensation plans and the compensation (including incentive awards) of the Chairman of the Board and the President and any other officer who is a member of the Board.

     o Reviews and approves with the Chairman of the Board and President, the executive compensation plans and compensation (including incentive awards) of the officers of the Company other than the Chairman of the Board and the President.

     o Assures that the total compensation paid to the Company's principal officers other than the Chairman of the Board and the President is reasonable as it relates to such officer's responsibilities and length of service with the Company and taking into account any cost of living increases.

     o    Periodically   reviews  and  approves  stock   ownership   guidelines,
          including granting or making recommendations to the Board concerning employee stock options.

     o Consults with the Chairman of the Board and makes recommendations to the Board for new or material changes to existing employee benefit plans.

     o Reviews the status of and reports to the Board on the Company's director compensation practices. Any changes in director compensation should come upon the recommendation of the Committee but with full discussion and concurrence by the Board.

     o Oversees the preparation and review of, and discusses with management, the Company's Compensation Discussion & Analysis ("CD&A") and related disclosures required by the SEC.

     o Reviews and decides whether to recommend the final CD&A to the Board for inclusion in the Company's annual proxy statement.

     o Conducts an annual evaluation of the adequacy of this Charter and recommends any proposed amendments to the Board for approval.

     o Reports to the Board on a regular basis so that the Board is informed of the Committee's activities.

     o Such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board and/or the Chairman of the Board, or as designated in plan documents.

MEETINGS
--------

         The Committee shall meet sufficiently often to discharge its responsibilities hereunder, but at least as often as required by applicable SEC rules and NASDAQ listing requirements. Meetings may be called by the Chairman of the Board, the President of the Company or the Chairperson of the Committee. Appropriate members of management and staff will prepare draft agendas and related background information for each Committee meeting, which will be reviewed and approved by the Committee Chairperson in advance of distribution to the other Committee members. The Company's corporate Secretary or Assistant Secretary will be present at all meetings. Any background materials, together with such agenda, should be distributed to the Committee members, the President and corporate Secretary in advance of the meeting for their review and discussion. The corporate Secretary will maintain one set of all Committee minutes, agendas and background information, and the like, to be filed with the corporate records of the Company and will be provided a set of all Committee correspondence. All meetings of the Committee shall be held pursuant to the By-laws of the Company with regard to notice and waiver thereof, and written minutes of each meeting shall be duly filed in the Company records. Reports of meetings of the Committee shall be made to the Board at its next regularly-scheduled meeting following the Committee meeting accompanied by any recommendations to the Board approved by the Committee. In addition, all Directors are to be furnished copies of each Committee meeting's minutes.


Adopted by the Board of Directors of the Company on October, 29, 2008, and was made effective May 14, 2008.

                                                                      Appendix B
                    PROVIDENCE AND WORCESTER RAILROAD COMPANY
                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

PURPOSE
-------

         The primary function of the Providence and Worcester Railroad Company (hereinafter "Company") Audit Committee is to report to and assist the Board of Directors (hereinafter "Board") in fulfilling its oversight responsibilities by reviewing: the financial reports provided by the Company to its stockholders and the general public; the Company's systems of internal controls regarding finance and accounting; and the Company's auditing, accounting and financial reporting process. The Audit Committee's primary duties and responsibilities are to:

1. Serve as an independent and objective party to monitor and oversee the integrity of the Company's financial reporting process and internal control system.
2. Evaluate qualifications and independence of, appoint, oversee and, where appropriate, replace the external auditors who are accountable to the Audit Committee and the Board.
3. Provide an open avenue of communication among the external auditors, financial and senior management, and the Board. 4. Oversee the system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance and ethics.

         The Audit Committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility of preparing the financial statements and implementing internal controls and the independent accountants have the responsibility of auditing the statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not of the same quality as the audit performed by the independent accountants. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

         The Audit Committee, and each member of the Audit Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by officers and employees of the Company, whom such member believes to be reliable and competent in the matters presented and on counsel, public accountants or other persons as to matters which the member believes to be within the professional competence of such person.

ORGANIZATION
------------

         The Audit Committee shall be comprised of at least three directors as determined by the Board, each of whom shall satisfy the independence standards specified by the NASDAQ Marketplace Rules of The NASDAQ Stock Market (hereinafter "NASDAQ") including Rule 4200(a)(15) and Rule 4350(d), and Rule 10A-3 under the Securities Exchange Act of 1934 and all other legal requirements. Each member shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his/her independent judgment as a member of the Audit Committee. All members shall be financially literate and able to read and understand financial statements, including balance sheets, income statements, and cash flow statements. The Audit Committee chairman shall, by reason of experience and background, demonstrate a reasonably high level of financial sophistication including, without limitation, being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         Determination of independence, Audit Committee financial expertise, financial literacy and accounting or related financial management expertise shall be made by the Board as the Board interprets such qualifications in its business judgment and in accordance with applicable law and the listing requirements of NASDAQ.

         The Audit Committee shall have the power to adopt its own operating rules and procedures and to call upon assistance from officers and employees of the Company and outside counsel and consultants without the consent of management.

RESPONSIBILITIES AND DUTIES
---------------------------

     1. Be directly responsible for the appointment, compensation, retention and oversight of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The external auditors shall report directly to the Audit Committee.

     2 Meet at least once each quarter and meet at least annually in executive session with the external auditors without management present.

     3. Meet with the external auditors and financial management to review the scope of the audit for the current year and the audit procedures to be utilized. At the conclusion of the audit year, review the results of the audit, including any comments or recommendations of the external auditors.

     4. Appraise with the external auditors and management the adequacy and effectiveness of the accounting and financial controls of the Company and the appropriateness of the Company's accounting principles. In connection therewith:

          o Elicit any recommendations for the improvement of such internal controls and/or accounting principles; and

          o Review any deficiencies identified by management in the design and operation of internal controls for financial reporting and at least annually consider, in consultation with management and the independent auditors, the adequacy of the Company's internal controls for financial reporting, including the resolution of identified material weaknesses and reportable conditions, if any.

     5. Prior to release of the Company's Annual Report to the shareholders and the public, review the financial statements contained therein with management and the external auditors to determine that the disclosures and content of the financial statements are satisfactory and review and discuss:

          o Changes in accounting standards or rules promulgated by the Financial Accounting Standards Board or the SEC that have an impact on the financial statements;

          o Estimates made by management having a material impact on the financial statements;

          o The effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements;

          o Any changes from prior years in accounting principles applied in the preparation of such financial statements; and

          o Any material written communications between the independent auditor and the Company's management, including any management letter provided by the independent auditor and the Company's response to that letter.

     6. Annually review with management and the independent auditors the basis for the disclosures made in the Annual Report to shareholders regarding the Company's internal controls for financial reporting.

     7. Ensure that retention of the independent auditor to perform audit and nonaudit services is properly disclosed in the Company's proxy statement and filings with the SEC.

     8. Discuss with the external auditors and management, via telephone if appropriate, the quarterly financial statements of the Company before the results are released to the shareholders and the public.

     9. Inquire of management (including the General Counsel), and the external auditor, about significant risks or exposures that could financially impact the Company and assess the steps management has taken to minimize such risks.

     10. Investigate any matter brought to its attention within the scope of its duties, with the power to compensate and obtain advice and assistance from outside legal, accounting or other advisors for this purpose if, in its judgment, that is appropriate. Resolve any disagreements between the external auditors and management. Determine funding for the appropriate compensation of the independent auditors and other advisors that the Audit Committee chooses to engage, with such funding to be provided by the Company.

     11. Submit the minutes of all meetings of the Audit Committee to, or discuss the matters communicated at each meeting with, the full Board.

     12. Review, at least annually, with management and the independent auditor the qualifications, performance, independence and objectivity of the independent auditor. In connection with such review and evaluation, the Audit Committee shall

          o Obtain and review a written report from the independent auditor at least annually regarding the auditor's internal quality-control procedures and any material issues raised by the most recent quality-control review;

          o Obtain an annual written statement from the independent auditor delineating all relationships, both direct and indirect, between the independent auditor and the Company, including each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1;

          o    Consider   whether  the   provision  of  non-audit   services  is
               compatible with maintaining the auditor's independence, taking into account the opinions of management;

          o Discuss any relationships that may impair the auditor's independence and take such actions as it deems appropriate or make recommendations to the Board regarding actions to be taken to remedy such impairment; and

          o Ensure appropriate audit and concurring partner rotation as required by law.

     13. Review and approve any related-party transactions entered into by the Company.

     14. Review and pre-approve the engagement of independent accountants to perform permissible non-audit services in accordance with policies adopted by the Audit Committee and applicable laws and regulations. Review any non-audit services performed on behalf of the Company by the independent accountants that meet the de minimis exception under applicable laws and regulations.

     15. Establish procedures for receipt and processing of complaints related to accounting, internal controls or auditing-related matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing practices.

     16. Administer the Company's Code of Ethics for Chief Executive Officer and Senior Financial Officers, including consideration of any waivers and investigation of any alleged violations thereof.

ADOPTION AND EFFECTIVE DATE
---------------------------

         This Amended and Restated Audit Committee Charter was adopted by the Board of the Company on October 28, 2008, and was made effective May 14, 2008.

ANNUAL REVIEW
-------------

         At least annually, members of the Audit Committee shall review the terms and scope of the Audit Committee charter to determine the adequacy of the charter. Such review and any recommendations which follow thereafter shall be reflected in the minutes of the meeting of the Audit Committee during which such review was undertaken.

[GRAPHIC OMITTED][GRAPHIC OMITTED]


------
X
------

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated area.

PLEASE DATE, SIGN AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.

================================================================================

Annual Meeting Proxy Card - Providence and Worcester Railroad Company

================================================================================


This Proxy is Solicited on Behalf of the Board of Directors.

April 29, 2009

The undersigned, whose signature appears below, hereby appoints Robert H. Eder,
P. Scott Conti, and Robert J. Easton attorneys, each with power of substitution and with all the powers the undersigned would possess if personally present, to vote the Preferred Stock of Providence and Worcester Railroad Company held of record by the undersigned on February 27, 2009 at the annual meeting of shareholders to be held on April 29, 2009 in Worcester, Massachusetts, and at any adjournments thereof, as follows.

A. Election of Directors - The Board of Directors recommends a vote FOR the listed nominees.

1. Nominees:
             For   Withhold          For   Withhold               For   Withhold
             ---   --------          ---   --------               ---   --------
01-Frank Barrett           02-Scott Conti            03-Joseph Garrahy


             For   Withhold          For   Withhold               For   Withhold
             ---   --------          ---   --------               ---   --------
04-James Garvey            05-Charles McCollam, Jr.  06-Craig Scott


2. In their discretion, upon such other matters as may properly come before the meeting.


IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 2009.

The Company's Proxy Statement, sample proxy card and 2008 Annual Report on Form 10-K are available at: www.edocumentview.com/pwx.

B.  Non-Voting Items
Change of Address - Please print new address below.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

C. Authorized Signatures - This section must be completed for your vote to be counted. Date and Sign Below

Sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person. In case of joint tenants or multiple owners, each party must sign.

Date (mm/dd/yyyy) -        Signature 1 - Please keep   Signature 2 - Please keep
Please print date below.   signature within the box.   signature within the box.

-------------------------  -------------------------   -------------------------
        /  /
-------------------------  -------------------------   -------------------------

[GRAPHIC OMITTED][GRAPHIC OMITTED]


------
X
------
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

PLEASE DATE, SIGN AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.

================================================================================

Annual Meeting Proxy Card - Providence and Worcester Railroad Company

================================================================================


This Proxy is Solicited on Behalf of the Board of Directors.

April 29, 2009

The undersigned, whose signature appears below, hereby appoints Robert H. Eder,
P. Scott Conti, and Robert J. Easton attorneys, each with power of substitution and with all the powers the undersigned would possess if personally present, to vote the Common Stock of Providence and Worcester Railroad Company held of record by the undersigned on February 27, 2009 at the annual meeting of shareholders to be held on April 29, 2009 in Worcester, Massachusetts, and at any adjournments thereof, as follows.


A. Proposals - The Board of Directors recommends a vote FOR the listed nominees.

1. Election of Directors.

                  For  Withhold            For  Withhold           For  Withhold
                  ---  --------            ---  --------           ---  --------
01-Richard Anderson            02-Robert Eder           03-John Healy

                  For  Withhold
                  ---  --------
04-Paul Titterton


 2. In their discretion, upon such other matters as may properly come before the meeting.


IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 2009.

The Company's Proxy Statement, sample proxy card and 2008 Annual Report on Form 10-K are available at: www.edocumentview.com/pwx.


B. Non-Voting Items
Change of Address - Please print new address below.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

C. Authorized Signatures - This section must be completed for your vote to be counted. Date and Sign Below

Sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person. In case of joint tenants or multiple owners, each party must sign.

Date (mm/dd/yyyy) -        Signature 1 - Please keep   Signature 2 - Please keep
Please print date below.   signature within the box.   signature within the box.

-------------------------  -------------------------   -------------------------
        /  /
-------------------------  -------------------------   -------------------------